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                                                                    EXHIBIT 10.8

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT (this "Amendment") is made as of this 30th day of November, 2000, by and among SystemOne Technologies Inc. (f/k/a Mansur Industries Inc.), a Florida corporation (the "Borrower"), Hanseatic Americas LDC ("Hanseatic"), Environmental Opportunities Fund II, LP ("Environmental II") and Environmental Opportunities Fund II (Institutional), LP ("Environmental Institutional", collectively with Environmental II, the "Environmental Funds" and collectively with Hanseatic and Environmental II, the "Lenders").

                                    RECITALS

         WHEREAS, the Borrower and the Lenders have entered into a Loan Agreement dated August 7, 2000, as amended by the terms of a First Amendment to the Loan Agreement dated as of November 10, 2000 (as amended, the "Loan Agreement"), and in connection therewith the Borrower issued to the Lenders, among other things, promissory notes in the aggregate principal amount of $3,300,000 (the "Substituting Notes");

         WHEREAS, the Borrower desires to refinance its obligations to Guaranty Business Credit Corporation ("GBCC"), as assignee of Capital Business Credit, a division of Capital Factors, Inc. and otherwise establish a revolving credit facility (the "Credit Facility") with Hansa Finance Limited Liability Company in an amount not to exceed the aggregate principal amount of up to $5,000,000;

         WHEREAS, it is a condition to closing under the Credit Facility that the Borrower and the Lenders amend the Loan Agreement as more fully set forth below;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Article I, Section 1.1 (xxxxviii) of the Loan Agreement is hereby amended by deleting Article I, Section 1.1 (xxxxviii) in its entirety and substituting therefore a new Article I,
                  Section 1.1 (xxxxviii) to read as follows:

                                    (xxxxviii) The term "SECURITY AGREEMENT"
                           shall mean that certain Security Agreement in the form attached hereto as Exhibit C, dated the Closing Date, as from time to time amended, whereby the Borrower has pledged, assigned, hypothecated, conveyed, transferred, given and granted to the Lenders, and each of them, a continuing pledge, of and security interest in all of the security described therein.

         2. Article I, Section 1.1 (liii) of the Loan Agreement is hereby amended by deleting Article I, Section 1.1 (liii) in its entirety and substituting as new Article I, Section 1.1 (liii) to read as follows:


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                                    (1iii) the term "SUBORDINATION AGREEMENTS"
                           shall mean the Subordination Agreements, dated November 30, 2000, executed by the Lenders, respectively, to Hansa Finance Limited Liability Company.

         3. Article IX, Section 9.12 of the Loan Agreement is hereby amended by deleting Article IX, Section 9.12 in its entirety and substituting therefor a new Article IX, Section 9.12 to read as follows:

                                    SECTION 9.12 SUBORDINATION. THE RIGHTS AND
                           REMEDIES OF THE LENDERS HEREUNDER ARE SUBJECT AND SUBORDINATED TO THE TERMS AND PROVISIONS OF THOSE CERTAIN SUBORDINATION AGREEMENTS, EACH DATED NOVEMBER 30, 2000 ENTERED INTO BY THE LENDERS, RESPECTIVELY, WITH HANSA FINANCE LIMITED LIABILITY COMPANY.

         4. Exhibit A to the Loan Agreement is hereby deleted in its entirety and Exhibit A annexed hereto is hereby substituted therefor.

         5. Except as specifically amended hereby, the Loan Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

         6. Contemporaneously with the execution of this Amendment: (a) Lenders shall deliver the Substitute Notes to the Borrower;
                  (b) Borrower shall cancel the Substitute Notes; (c) Borrower shall deliver to each Lender, in substitution for the Substitute Note held thereby, a new promissory note, in the form of Exhibit A hereto, which shall be registered in the name of such Lender and have a principal sum equal to the aggregate amounts advanced by such Lender to the Borrower (the dates of each such advance, and the amount of each, to be appropriately inserted therein); and (d) the parties hereto shall execute and deliver an Amendment to the Security Agreement (as defined in the Loan Agreement) in the form of Exhibit B annexed hereto. For purposes of the Loan Documents (as defined in the Loan Agreement) and each of them, the notes issued and delivered pursuant to this Amendment shall for all purposes substitute for the Substitute Notes, respectively.

         7. The Borrower herewith delivers to each of the Lenders such additional financing statements, or amendments thereto, as shall be requested by the Lenders in order to perfect the interests granted under the Security Agreement, as amended hereby.

         8. This Amendment shall be deemed a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

         9. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SYSTEMONE TECHNOLOGIES, INC.


By:
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LENDERS:

HANSEATIC AMERICAS LDC

By:      Hansabel Partners LLC

By:      Hanseatic Corporation

By:
   ------------------------------
       Paul A. Biddelman
       President

ENVIRONMENTAL OPPORTUNITIES FUND II, L.P.
ENVIRONMENTAL OPPORTUNITIES FUND II (INSTITUTIONAL), L.P.

By:      Fund II Mgt. Co., LLC
         General Partner


By:
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     Bruce McMaken
     Manager



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